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                                                                   EXHIBIT 10.22

                           LOAN MODIFICATION AGREEMENT

         This Loan Modification Agreement is entered into as of May 14, 2002, by and between Stereotaxis, Inc. ("Borrower") whose address is 4041 Forest Park Avenue, St. Louis, Missouri 63108 and Silicon Valley Bank ("Bank") whose address is 3003 Tasman Drive, Santa Clara, CA 95054, with a loan production office at 230 West Monroe, Suite 730, Chicago, Illinois 60606.

1. DESCRIPTION OF EXISTING INDEBTEDNESS; Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, an Equipment Loan and Security Agreement, dated as of January 31, 2002, as may be amended from time to time (the "Equipment Loan"), and a Revolving Loan and Security Agreement dated as of March 19, 2002, as may be amended from time to time (the "Revolving Loan," and together with the Equipment Loan, collectively the "Financing Agreements"). The Financing Agreements provide for, among other things, an Equipment Advance of TWO MILLION AND 00/100 DOLLARS ($2,000,000) and Revolving Advances of up to TWO MILLION AND 00/100 Dollars ($2,000,000). Defined terms used but not otherwise defined herein shall have the same meanings as in the Financing Agreements.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured by the Collateral as described in the Financing Agreements.

Hereinafter, the above-described security documents, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

        A.   Modifications to Financing Agreements.
             The Financing Agreements are hereby amended to provide that:

             Borrower shall obtain approval from the Food and Drug Administration for the first Stereotaxis System Application on or before May 17, 2002.

        B.   Modifications to Financing Agreements.


             1. Section 6.10 of the Equipment Loan FDA Approval, is hereby amended by deleting the section in full and substituting the following:


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                  FDA Approval. Borrower shall receive final approval from the
         Food and Drug Administration for the first Stereotaxis System Application on or before May 17, 2002.

         2. SECTION 6.10 OF THE REVOLVING LOAN FDA APPROVAL, is hereby amended by deleting the section in full and substituting the following:

                  FDA Approval. Borrower shall receive final approval from the Food and Drug Administration for the first Stereotaxis System Application on or before May 17, 2002.

4. WAIVER OF DEFAULTS. The Bank hereby waives and releases the Borrower from any and all defaults under the Financing Agreements existing prior to the date hereof.

5. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

6. PAYMENT OF EXPENSES. Borrower shall pay to Bank all fees and expenses incurred in negotiating and drafting this Loan Modification Agreement and the Loan Modification variance fee of $500.00.

7. NO DEFENSES OF BORROWER. Borrower agrees that it has no defenses against the obligations to pay any amounts under the Indebtedness.

8. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

9. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon (i) execution by Borrower of this Loan Modification Agreement; and (ii) payment by Borrower of all fees and expenses required under this Agreement.

                           [Signature Pages To Follow]


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         This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                  BANK:

STEREOTAXIS, INC.                          SILICON VALLEY BANK


By: /s/ NICOLA YOUNG                       By: /s/ DANIEL L. WALLACE
   ------------------------------------       ----------------------------------
Name:   Nicola Young                       Name:   Daniel L. Wallace
     ----------------------------------         --------------------------------
Title:  CFO                                Title:  Vice President
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